EXHIBIT 7



                         Consent of Independent Auditors



We consent to the reference to our firm under the caption "Financial Statements" and to the use of our report dated February 19, 1999 with respect to the statutory-basis financial statements and schedules of PFL Life Insurance Company, included in the Pre-Effective Amendment No. 1 to the Registration Statement (Form S-6 No. 333-87023) and related Prospectus of PFL Variable Life Account A.

                                                          /s/ ERNST & YOUNG LLP
                                                          ---------------------

Des Moines, Iowa
December 20, 1999